SEMI-ANNUAL REPORT

APRIL 30, 1997

HAVEN CAPITAL MANAGEMENT, INC.
Investment Adviser

THE
HAVEN
FUND
(LOGO)



LETTER TO INVESTORS
                                                                    June 1997

                                                               THE HAVEN FUND

Dear Shareholder,

For the six months ended April 30, 1997 The Haven Fund provided a total return of +7.0%. This compares with increases in the Standard & Poor's 500 Stock Index of 14.7% and the Lipper Growth Fund Index of +8.5%. Additional performance data, including longer time periods, may be found on page 3.

Our relative performance obviously lagged the major market indexes in the fiscal half-year. In November, January and April the outstanding feature of the market was the strength of the large-capitalization stocks which dominate those indexes. This has seldom been an area of concentration for the Fund. As the New York Times recently put it, "Technology stocks, small-capitalization stocks and growth stocks...performed poorly." These are currently areas of concentration for the Fund and are ones which have achieved superior long-term performance. We expect these areas will continue to do so. We believe they are the corporate sectors with the greatest growth potential. While the Dow Jones and Standard & Poor's major indexes get the headlines, the majority of traded American stocks are selling below their levels of a year ago. How long this dichotomy will last no one can say, but we are quite certain it is not eternal.

The Fund now holds a substantial position in technology stocks. We have always had a favorable view of technology but not of the high price-earnings ratios the stocks as a group tended to have. The sell-off in the sector over the past ten months brought the prices of some stocks down to what we thought was fair value. If our judgments about company fundamentals prove correct, we believe the shares will be good long-term investments. The Fund has invested in a few Japanese multinational companies for the first time in several years. Japan went through its "irrational exuberance," to borrow Fed Chairman Greenspan's phrase, in the late 1980s and it is still trying to recover from the aftereffects. Both the Japanese economy and stock market continue in the doldrums, in contrast to ours, but we believe the significant fall in the value of the yen and the inherent strengths of these companies merit a long-term investment.

The Fund's five best-performing holdings over the past six months were Texas Instruments, EMC Corp., Borders Group, General Growth Properties and United Healthcare. Texas Instruments' stock responded favorably to their decision to restructure their business by disposing of low-margin sectors and concentrating on high-margin ones. EMC Corp., the world's largest manufacturer of stand-alone computer memories, was bought by the Fund when the stock was depressed. Borders Group, the bookseller, is a top-five repeat from our last report. The "superstore" companies continue rapidly to gain market share in a fragmented retail market. General Growth Properties is a good, steady Real Estate Investment Trust (REIT), and lately these stocks have become more popular. United Healthcare, in contrast to Borders, was our worst performer in the previous half-year. It has recovered to a more reasonable value. We believe there is still substantial growth ahead for the best HMOs, of which this is one.

The Fund's five worst-performing holdings in the half-year were Viking Office Products, United Meridian, Readers Digest, The Sports Authority and Electronic Data Systems. Viking Office Products had, after several years of outstanding earnings gains, attracted many investors whose method is to follow the momentum in stock prices. The shares were driven to what we considered an excessive valuation, at which point we sold the majority of our holding. Then the momentum turned, and the stock dropped 50%. We believe this company continues to have outstanding prospects and have restored our stock holding. Much the same thing happened to United Meridian. After tripling in price last year, it too lost momentum and the stock dropped 50%. The stock is now selling where it was a year ago, while every facet of the company's fundamental operations has improved. We know of no other independent oil and gas company with as interesting a portfolio of exploration projects. We purchased Readers Digest after the shares had declined sharply. The company's intangible assets are enormous, irreplaceable and undervalued, but the current management is seriously underachieving. A change is needed. The Sports Authority is another case where we sold much of our holdings (in October) when the shares had risen substantially, and have since replaced them at much lower prices. Electronic Data Systems has twice reported disappointing quarterly earnings and the stock was driven sharply lower. This is a huge company with a superior record. We expect their problems to be solved.

We welcome our new shareholders and thank all of you for your continued support.

Sincerely,

/s/Colin C. Ferenbach
Colin C. Ferenbach
President

The chart on the following page assumes an initial gross investment of $10,000 made on June 27, 1984 and shows how the Fund and its predecessor have performed. The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P., a limited partnership that was managed by Haven Capital Management, the Fund's investment adviser, from 1984 to 1994. On June 23, 1994 the Fund acquired the assets of the Partnership in exchange for shares of the Fund. Although the Partnership was managed by the same individuals who manage the Fund, and the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the information below should not be viewed as an indication of the future performance of the Fund. It includes information regarding the Partnership's operations for periods before the Fund's registration statement became effective. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partnership had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership.



                       Average Annual Total Return of the
                              Fund and Partnership
                        FOR PERIODS ENDED APRIL 30, 1997

                             One        Five        Ten       Since
                             Year       Year       Year     Inception*
--------------------------------------------------------------------------------
  The Haven Fund            15.25%     15.05%     11.98%      14.77%
--------------------------------------------------------------------------------
  S&P 500 Stock Index       25.13%     17.07%     14.10%      17.42%
--------------------------------------------------------------------------------
  Lipper Growth
  Fund Index                14.10%     14.37%     12.18%      15.04%
--------------------------------------------------------------------------------
  *June 27, 1984


                          Average Annual Total Return
                                  of the Fund
                        FOR PERIODS ENDED APRIL 30, 1997

                                         One                  Since
                                        Year                Inception*
--------------------------------------------------------------------------------
  The Haven Fund                       15.25%                 19.45%
--------------------------------------------------------------------------------
  S&P 500 Stock Index                  25.13%                 26.08%
--------------------------------------------------------------------------------
  Lipper Growth
  Fund Index                           14.10%                 19.83%
--------------------------------------------------------------------------------
  *June 23, 1994


GROWTH OF A $10,000 INVESTMENT FOR THE FUND AND THE PARTNERSHIP
                               6/27/84     10/31/84    10/31/85     10/31/86    10/31/87     10/31/88    10/31/89     10/31/90
THE HAVEN FUND                 $10,000
S&P 500 Stock Index            $10,000
Lipper Growth Fund Index       $10,000


GROWTH OF A $10,000 INVESTMENT FOR THE FUND AND THE PARTNERSHIP (CONTINUED)
                              10/31/91     10/31/92    10/31/93     10/31/94    10/31/95     10/31/96     4/30/97
THE HAVEN FUND                                                                                               $58,692
S&P 500 Stock Index                                                                                          $78,606
Lipper Growth Fund Index                                                                                     $60,241


The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Growth Fund Index is an unmanaged index comprised of the largest 30 of the 844 funds in the Lipper Growth Fund category as of April 30, 1997. Funds included in the category are, by definition, those which normally invest in companies whose long-term earnings are expected to grow significantly faster than the stocks represented in the major unmanaged stock indices.

A direct investment in either the S&P 500 Stock Index or the Lipper Growth Fund Index is not possible.

Total return calculations reflect fee waivers in effect. In the absence of fee waivers, total return performance would be reduced. Total return is based on net change in NAV assuming reinvestment of distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.



STATEMENT OF NET ASSETS
April 30, 1997 (Unaudited)

    Number
 of Shares                                                          Value
---------------------------------------------------------------------------
            COMMON STOCKS 84.88%
            AUTO PARTS 2.69%
    60,000  Detroit Diesel Corp.*                                $1,027,500
    15,000  Valeo SA   - (FR)                                       924,816
                                                                -----------
                                                                  1,952,316
                                                                -----------

            BANKS 8.70%
    40,000  Firstar Corp.                                         1,175,000
    30,000  First Commerce Corp.                                  1,226,250
    12,500  First Union Corp.                                     1,050,000
    70,000  HSBC Holdings plc. - (GB)                             1,837,658
    10,000  Morgan (J.P.) & Co., Inc.                             1,018,750
                                                                -----------
                                                                  6,307,658
                                                                -----------

            CHEMICALS 2.01%
    10,000  DuPont (E.I.) de Nemours & Co.                        1,061,250
    10,000  Hoechst AG   - (GER)                                    392,690
                                                                -----------
                                                                  1,453,940
                                                                -----------

            CONSUMER NON-DURABLES 3.12%
    50,000  Alberto-Culver Co.                                    1,237,500
    20,000  Kimberly-Clark Corp.                                  1,025,000
                                                                -----------
                                                                  2,262,500
                                                                -----------

            DRUG & HOSPITAL SUPPLIES 11.62%
    20,000  Abbott Laboratories                                   1,220,000
    70,000  Haemonetics Corp.*                                    1,163,750
    25,000  Johnson & Johnson                                     1,531,250
    45,000  Stryker Corp.                                         1,479,375
    25,000  United Healthcare Corp.                               1,215,625
    20,000  Zeneca Group plc. - (GB)                              1,807,500
                                                                -----------
                                                                  8,417,500
                                                                -----------

            ELECTRICAL EQUIPMENT 1.56%
    15,000  Grainger (W.W.), Inc.                                 1,130,625
                                                                -----------


STATEMENT OF NET ASSETS (CONT'D.)
April 30, 1997 (Unaudited)

    Number
 of Shares                                                           Value
----------------------------------------------------------------------------
            COMMON STOCKS 84.88% (cont'd.)

            ELECTRONICS 17.07%
    35,000  Computer Associates International, Inc.             $ 1,820,000
    20,000  Electronic Data Systems Corp.                           667,500
    60,000  EMC Corp./Mass.*                                      2,182,500
    30,000  Hewlett-Packard Co.                                   1,575,000
    17,500  Hitachi Ltd. - (JAP)                                  1,605,625
    10,000  Matsushita Electric   - (JAP)                         1,618,750
    75,000  Silicon Graphics, Inc.*                               1,115,625
    20,000  Texas Instruments, Inc.                               1,785,000
                                                                -----------
                                                                 12,370,000
                                                                -----------

            ENVIRONMENTAL CONTROL 1.41%
    25,000  Culligan Water Technologies, Inc.*                    1,021,875
                                                                -----------

            FURNISHINGS & APPLIANCES 3.31%
    65,000  Juno Lighting, Inc.                                   1,007,500
    40,000  Legget & Platt, Inc.                                  1,390,000
                                                                -----------
                                                                  2,397,500
                                                                -----------

            INSURANCE 2.53%
    40,000  Mid Ocean Limited - (BER)                             1,835,000
                                                                -----------

            LODGING & CATERING 1.47%
    30,000  Sysco Corp.                                           1,065,000
                                                                -----------

            MACHINERY 3.29%
    40,000  Columbus McKinnon Corp.                                 725,000
    75,000  New Holland N.V. - (NETH)*                            1,659,375
                                                                -----------
                                                                  2,384,375
                                                                -----------

            MISCELLANEOUS INDUSTRIALS 1.52%
    30,000  Avery Dennison Corp.                                  1,102,500
                                                                -----------

            OIL - INTERNATIONAL 8.72%
   250,000  Gulf Canada Resources, Ltd. - (CAN)*                  2,031,250


STATEMENT OF NET ASSETS (CONT'D.)
April 30, 1997 (Unaudited)

    Number
 of Shares                                                           Value
----------------------------------------------------------------------------
            COMMON STOCKS 84.88% (cont'd.)

            OIL - INTERNATIONAL 8.72% (CONT'D.)
     9,000  Royal Dutch Petroleum Co. - (NETH)                  $ 1,622,250
    30,000  Total SA - (FR)                                       1,248,750
    50,000  United Meridian Corp.*                                1,418,750
                                                                -----------
                                                                  6,321,000
                                                                -----------

            OIL WELL EQUIPMENT & SERVICES 1.91%
    12,500  Schlumberger, Ltd. - (NETH ANT)                       1,384,375
                                                                -----------

            PUBLISHING & BROADCASTING 3.37%
    10,000  Eastman Kodak Co.                                       835,000
    70,000  Readers Digest Association, Inc.                      1,610,000
                                                                -----------
                                                                  2,445,000
                                                                -----------

            REAL ESTATE INVESTMENT TRUSTS 2.20%
    50,000  General Growth Properties, Inc.                       1,593,750
                                                                -----------

            RETAILING 8.38%
    50,000  Borders Group, Inc.*                                  1,062,500
    30,000  Circuit City Stores, Inc.                             1,188,750
    25,000  Lowe's Companies, Inc.                                  950,000
    85,000  Sports Authority (The), Inc.*                         1,508,750
   100,000  Viking Office Products, Inc.*                         1,362,500
                                                                -----------
                                                                  6,072,500
                                                                -----------

            Total Common Stocks
            (cost $43,782,699)                                   61,517,414
                                                                -----------

Par/Principal in Local Currency
     (000)
------------------------------------------------------------------------------
            CONVERTIBLE BONDS 8.54%
     1,500  Equitable Cos., Inc., 6.125%, 12/15/24                1,831,875
       700  J. Sainsbury plc., 8.50% - (GB), 11/19/05             1,267,643
     3,000  Meditrust, 6.875%, 11/15/98                           3,090,000
                                                                -----------


            Total Convertible Bonds
            (cost $6,138,556)                                     6,189,518
                                                                -----------


STATEMENT OF NET ASSETS (CONT'D.)
April 30, 1997 (Unaudited)
    Par
   (000)                                                              Value
------------------------------------------------------------------------------
            COMMERCIAL PAPER 5.38%
    $3,900  Ford Motor Credit Co., 5.48%, 5/1/97
            (cost $3,900,000)                                  $  3,900,000
                                                                -----------

            TOTAL INVESTMENTS 98.81%
            (cost $53,821,255**)                                $71,606,932
                                                                -----------


Other Assets in Excess of Liabilities 1.19%                         865,584
                                                                -----------

Net Assets applicable to 5,325,548 shares of common
stock issued and outstanding 100.00%                            $72,472,516
                                                                ===========

Net Asset Value, offering and redemption price
per share ($72,472,516 / 5,325,548)                                  $13.61
                                                                     ======

The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:

   Gross appreciation ........$19,699,769
   Gross depreciation ........ (1,914,092)
                               -----------
   Net appreciation ..........$17,785,677
                              ===========

 * Non-income producing securities.
** Also cost for federal income tax purposes.

                       See Notes to Financial Statements.

COUNTRY ABBREVIATIONS
   (BER) - Bermuda         (GB) - Great Britain
   (CAN) - Canada          (JAP) - Japan
   (FR) - France           (NETH) - Netherlands
   (GER) - Germany         (NETH ANT) - Netherland Antilles



TOP TEN STOCK HOLDINGS

                    25% OF THE FUND
EMC Corp./Mass.                               3.0%
--------------------------------------------------
Gulf Canada Resources, Ltd.                   2.8%
--------------------------------------------------
HSBC Holdings plc.                            2.5%
--------------------------------------------------
Mid Ocean Limited                             2.5%
--------------------------------------------------
Computer Associates International, Inc.       2.5%
--------------------------------------------------
Zeneca Group plc.                             2.5%
--------------------------------------------------
Texas Instruments, Inc.                       2.5%
--------------------------------------------------
New Holland N.V.                              2.3%
--------------------------------------------------
Royal Dutch Petroleum Co.                     2.2%
--------------------------------------------------
Matsushita Electric                           2.2%
--------------------------------------------------
TOTAL                                        25.0%


PERCENT OF TOTAL EQUITIES
BY COUNTRY
(Unaudited)

United States                                73.5%
Germany                                       0.5%
Netherland Antilles                           1.9%
Bermuda                                       2.5%
Canada                                        2.8%
France                                        3.1%
Japan                                         4.4%
Netherlands                                   4.5%
Great Britain                                 6.8%



STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 1997  (Unaudited)

INVESTMENT INCOME:
Dividends                                                       $   517,098
Interest                                                            292,121
                                                                -----------
   Total Investment Income                                          809,219
                                                                -----------
OPERATING EXPENSES:
Investment advisory fees                                            211,487
Distribution fees                                                    74,356
Administration and accounting fees                                   49,999
Transfer agent fees                                                  27,468
Amortization of organizational costs                                 25,137
Custodian fees                                                       14,728
Trustees' fees and expenses                                          14,650
Audit fees                                                           14,075
Legal fees                                                           14,019
Insurance fees                                                        9,728
Blue Sky fees                                                         5,601
Printing fees                                                         4,571
Miscellaneous expenses                                                5,590
                                                                -----------
   Total Expenses                                                   471,409
                                                                -----------

Net Investment Income                                               337,810
                                                                -----------

NET REALIZED GAIN FROM:
   Investments                                                    5,022,904
   Foreign currency transactions                                     19,161
NET DECREASE IN UNREALIZED APPRECIATION ON:
   Investments                                                    (729,443)
   Translation of assets and liabilities in foreign currency        (4,314)
                                                                -----------
Net realized and unrealized gain from
   investments and foreign currency                               4,308,308
                                                                -----------
Net increase in net assets resulting from operations             $4,646,118
                                                                 ==========

                      See Notes to Financial Statements.



STATEMENT OF CHANGES IN NET ASSETS

                                               SIX MONTHS         YEAR
                                                  ENDED           ENDED
                                             APRIL 30, 1997    OCTOBER 31,
                                               (UNAUDITED)         1996
                                             ---------------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                        $    337,810      $    351,886
Net realized gain on investments and
  foreign currency transactions                 5,042,065         6,413,120
Net change in unrealized appreciation
  (depreciation) on investments and
  translation of other assets and
  liabilities denominated in foreign
  currencies                                    (733,757)         8,310,343
                                              -----------       -----------
     Net increase in net assets
       from operations                          4,646,118        15,075,349
                                              -----------       -----------

DIVIDENDS PAID TO SHAREHOLDERS:
From net investment income                      (255,709)         (369,791)
From net realized gains                       (6,502,581)       (3,308,473)
                                              -----------       -----------
     Total dividends paid to shareholders     (6,758,290)       (3,678,264)
                                              -----------       -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                       4,232,881         2,709,097
Value of shares issued in reinvestment
  of dividends                                  4,219,952         2,653,736
Cost of shares redeemed                         (963,846)       (5,242,835)
                                              -----------       -----------
     Increase in net assets from capital
       share transactions                       7,488,987           119,998
                                              -----------       -----------

     Total increase in net assets               5,376,815        11,517,083
                                              -----------       -----------

NET ASSETS:
Beginning of period                            67,095,701        55,578,618
                                              -----------       -----------
End of period                                 $72,472,516       $67,095,701
                                              ===========       ===========

                      See Notes to Financial Statements.


                                                        FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS             YEAR                 YEAR               PERIOD
                                                       ENDED               ENDED               ENDED               ENDED
(For a Share Outstanding                          APRIL 30, 1997        OCTOBER 31,         OCTOBER 31,         OCTOBER 31,
Throughout the Period)                              (UNAUDITED)            1996                 1995              1994<F1>
NET ASSET VALUE, BEGINNING OF PERIOD                  $14.04              $11.67              $10.65              $10.00
                                                     -------             -------             -------             -------

INCREASE FROM INVESTMENT OPERATIONS:
Net investment income                                   0.07                0.08                0.12                0.04
Net realized and unrealized gains on
 investments and foreign currency transactions          0.90                3.07                1.28                0.61
                                                     -------             -------             -------             -------
  Total from investment operations                      0.97                3.15                1.40                0.65

LESS DISTRIBUTIONS:
Dividends paid to shareholders
 From net investment income                           (0.05)              (0.08)              (0.15)                  --
 From net realized gains                              (1.35)              (0.70)              (0.23)                  --
                                                     -------             -------             -------             -------
  Total distributions to shareholders                 (1.40)              (0.78)              (0.38)                  --

NET ASSET VALUE, END OF PERIOD                        $13.61              $14.04              $11.67              $10.65
                                                     =======             =======             =======             =======

TOTAL RETURN                                           7.00%              28.25%              13.65%               6.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000s)                  $72,473             $67,096             $55,579             $45,332
Ratios of expenses to average net assets               1.34%               1.59%               1.53%<F2>           1.20%<F2><F3>
Ratios of net investment income to
 average net assets                                    0.96%               0.58%               1.14%<F2>           1.10%<F2><F3>
Portfolio turnover rate                                  67%                 67%                 77%                 27%
Average commission rate paid<F4>                     $0.0659             $0.0591
                                                     -------             -------             -------             -------

<F1> The Haven Fund commenced operations on June 23, 1994.

<F2> Without fee waivers, the ratio of operating expenses to average daily net assets would have been 1.59% and 1.43%
    (annualized) for the periods ended October 31, 1995 and 1994, respectively, and the ratio of net investment income to average daily net assets would have been 1.08% and 0.87% (annualized) for the periods ended October 31, 1995 and 1994, respectively.

<F3> Annualized.

<F4> Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC.

                                               See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND BUSINESS

The Haven Capital Management Trust (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Delaware business trust and is an open-ended, diversified, management, series investment company which currently consists of The Haven Fund (the "Fund").

2.   SIGNIFICANT ACCOUNTING POLICIES

a) PORTFOLIO VALUATION: Securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or if no sales are reported, and in the case of certain securities traded over-the-counter, the mean between the last reported bid and asked prices. Short-term obligations having remaining maturities of 60 days or less are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair market value as determined pursuant to procedures adopted by the Board of Trustees.

b) FOREIGN CURRENCY TRANSACTIONS: Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rate. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currency.

NOTES TO FINANCIAL STATEMENTS (CONT'D.)

Net realized foreign exchange transactions represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

c) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade-date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gains or losses on sales of investments are determined on the identified cost basis for financial reporting and income tax purposes.

d) DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid semi-annually. Any net realized capital gains will be distributed annually. Income distributions and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts.

e) FEDERAL TAXES: The Fund is a separate entity for federal income tax purposes. It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out all its net investment income and net capital gains to its shareholders. Therefore, no federal income or excise tax provision is required.

f) ORGANIZATION COSTS: Costs incurred in connection with the Fund's organization and registration are amortized on a straight-line basis over the period of benefit, not to exceed 60 months.

g) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   FINANCIAL INSTRUMENTS

The Fund may trade financial instruments with off-balance sheet risk in the normal course of the investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 1997, the Fund did not hold any financial instruments with off-balance sheet risk.

NOTES TO FINANCIAL STATEMENTS (CONT'D.)

4.   FEES AND RELATED PARTY TRANSACTIONS

a) INVESTMENT ADVISORY FEES: Under an agreement between the Trust and The Haven Fund, Haven Capital Management, Inc. (the "Adviser"), serves as the Fund's investment adviser. For investment advisory services, the Adviser receives monthly fees at the annual rate of 0.60% of the Fund's average daily net assets.

Fees were paid to the Trustees and/or Officers of the Fund for the six months ended April 30, 1997, but no fees were paid to any Trustee and/or Officer of the Fund who is also an employee of the Adviser.

b) DISTRIBUTION FEES: The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of shares.

Pursuant to the Distribution Agreement, as compensation for its services, the Fund pays Sunstone Distribution Services, LLC, payable monthly in arrears, at the annual rate of 0.10% per annum of the Fund's average daily net assets; provided that such compensation shall be subject to a minimum monthly fee of $7,083 (exclusive of out-of-pocket expenses).

c) ADMINISTRATOR AND TRANSFER AGENT FEES: As compensation for its administrative and accounting services, the Fund pays PFPC a fee, at the annual rate of 0.10% of the Fund's average daily net assets, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses). As transfer agent of the Fund, PFPC receives a minimum monthly fee of $3,000 (exclusive of the out-of-pocket expenses).

d) CUSTODIAN FEES: PNC Bank and Chase Manhattan Bank, N.A., serve as custodian and sub-custodian for the Fund's U.S. and foreign assets, respectively. As compensation for its custodian services, the Fund pays PNC Bank a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses).


NOTES TO FINANCIAL STATEMENTS (CONT'D.)

5.   CAPITAL STOCK

The Fund is authorized to issue unlimited shares of common stock, par value $.001 per share. Transactions in shares of the Fund for the period ended April 30, 1997 and the year ended October 31, 1996 were as follows:

                                                 1997                1996
                                                 ----                ----
Sale of shares                                  305,553             212,898
Shares issued to shareholders in
  reinvestment of dividends                     311,666             225,609
Shares repurchased                             (70,173)           (421,494)
                                             ----------         -----------
Net increase                                    547,046              17,013
Shares outstanding:
  Beginning of period                         4,778,502           4,761,489
                                             ----------         -----------
  End of period                               5,325,548           4,778,502
                                             ==========          ==========


6.   COMPONENTS OF NET ASSETS

At April 30, 1997, Net Assets consisted of the following:

Capital paid-in                                                 $49,547,681
Accumulated net realized gain on investments
 and foreign currency transactions                                4,968,373
Undistributed net investment income                                 173,249
Net unrealized appreciation of investments                       17,785,677
Net unrealized depreciation on foreign
 currency transactions                                              (2,464)
                                                                -----------
                                                                $72,472,516
                                                                ===========


7.   PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 1997, the cost of securities purchased and proceeds from securities sold, excluding short-term obligations, were $23,279,446 and $22,136,319, respectively.



THE HAVEN FUND
P.O. BOX 8903
WILMINGTON, DE 19899-8903

FOR FUND INFORMATION,
PRICES AND LITERATURE, CALL
1-800-844-4836

FOR ACCOUNT BALANCES AND OTHER INFORMATION ABOUT YOUR HAVEN FUND ACCOUNT, CALL 1-800-850-7163

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF THE HAVEN FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE HAVEN FUND. THE PROSPECTUS INCLUDES COMPLETE INFORMATION ABOUT MANAGEMENT FEES AND EXPENSES, INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF THE HAVEN FUND. PLEASE READ THE PROSPECTUS CAREFULLY.